DISCLAIMER

The accompanying electronic file (the "Distributed Materials") contains modeling information distributed to you by Wachovia Capital Markets LLC ("Wachovia Securities") for the purpose of assisting you in making a preliminary analysis of the referenced securities, and does not constitute an offer to sell, or a solicitation to buy, such securities. The Distributed Materials are intended for the exclusive use of the party to whom Wachovia Securities has directly distributed such materials (the "Recipient"). By accepting the Distributed Materials, Recipient agrees that it will not (a) use the Distributed Materials or any information, tables and other statistical analyses that Recipient may generate on the basis of the Distributed Materials (such generated information, the "Hypothetical Performance Data", and together with the Distributed Materials, the "Information") for any purpose other than to make a preliminary analysis of the referenced securities, or (b) provide any Information to any person other than its legal, tax financial and/or accounting advisors for the purposes of making a preliminary analysis of the referenced securities. Recipient agrees and acknowledges that the Hypothetical Performance Data will be generated by or on behalf of the Recipient, and that neither Wachovia Securities not anyone acting on its behalf has generated or will generate or is in any way responsible for any Hypothetical Performance Data.

Although the Distributed Materials have been sent to you by Wachovia Securities, and not the issuer of the securities, the Information is based on information furnished by the issuer of the securities and its affiliates and other third parties, the accuracy and completeness of which has not been verified by Wachovia Securities or any other person. Further, numerous assumptions were used in preparing the Distributed Materials, which assumptions may not be reflected in the Distributed Materials or the Hypothetical Performance Data. Any weighted average lives, yields, principal payment periods and other information shown in the Hypothetical Performance Data will be based on various assumptions, and changes in such assumptions may dramatically affect such weighted average lives, yields, principal payment periods and other information. Neither Wachovia Securities nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets, payments or yield on the securities or other assumptions used in generating the Hypothetical Performance Data. Further, the specific characteristics of the actual securities may differ from those shown in the Information due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Information and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. As such, no assurance can be given as to the Information's accuracy, appropriateness or completeness in any particular context; nor as to whether the Information and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including a prospectus) relating to the securities referenced in the Distributed Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the actual securities to be offered has not yet been filed with the Securities and Exchange Commission. Neither the Distributed Materials nor any other materials or communications shall constitute an offer to sell or the solicitation of an offer to buy the referenced securities in any state in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the Information are preliminary and subject to change prior to issuance. Prospective purchasers are referred to the final prospectus supplement relating to the actual securities to be offered that are preliminarily discussed in the Information for final principal amount, designation and terms of any security described in the Information prior to committing to purchase any such security. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities Structured Products Syndicate Desk at (704) 715-7008.

The Distributed Materials supercede all information relating to the subject securities that have been made available to you previously. In addition, the Information will be superseded in its entirety by any information made available to you after the date hereof (if any), as well as by the final prospectus supplement and prospectus relating to the actual securities preliminarily discussed in the Information.

Please be advised that the securities described in the Information may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of the securities described therein.

If you have received this communication in error, please notify Wachovia Securities immediately by telephone and return the original to the sending party by electronic mail.

Second Lien Population
                                            Percent of
                        Principal       Principal               WA       WA        WA       WA       WA
FICO Score    Count      Balance         Balance       WAC      MGN      LTV      CLTV     FICO      DTI     Age     % Cashout
----------------------------------------------------------------------------------------------------------------------------------
575 - 599        88      3,870,559.59           5.3    10.738       0    19.739    99.612     590    41.955      1       17.9216
----------------------------------------------------------------------------------------------------------------------------------
600 - 624       215     11,733,145.37         16.07    10.699       0    19.611    99.295     612     41.78      1       17.3333
----------------------------------------------------------------------------------------------------------------------------------
625 - 649       221     13,962,068.47         19.12    10.285       0    19.499     99.23     638    40.918      1       20.0768
----------------------------------------------------------------------------------------------------------------------------------
650 - 674       221     14,753,995.42          20.2    10.167       0    19.875    99.566     661    41.942      1       16.3738
----------------------------------------------------------------------------------------------------------------------------------
675 - 699       171     11,847,399.92         16.22    9.7089       0    19.901    99.816     686    40.573      1       11.7944
----------------------------------------------------------------------------------------------------------------------------------
700 - 724       109      7,655,997.18         10.48    9.4326       0    19.954    99.798     710    41.451      1        6.3453
----------------------------------------------------------------------------------------------------------------------------------
725 - 749        73      5,117,837.57          7.01    9.3919       0    19.188    98.403     737    41.365      1        8.5525
----------------------------------------------------------------------------------------------------------------------------------
750 - 774        39      2,607,238.80          3.57    9.3065       0    19.647    99.621     760    42.356      1        5.9048
----------------------------------------------------------------------------------------------------------------------------------
775 - 799        19      1,256,218.94          1.72    8.9802       0        20       100     784    40.602      1       12.8754
----------------------------------------------------------------------------------------------------------------------------------
800 - 824         3        222,549.24           0.3    9.0532       0        20       100     808    45.105      1             0
----------------------------------------------------------------------------------------------------------------------------------
Total:        1,159     73,027,010.50           100    10.045       0    19.712    99.455     666    41.408      1       14.4917
----------------------------------------------------------------------------------------------------------------------------------

Second Lien Population
                                      Percent of
                            % Full    % Primary       % Single         % CLTV      % CLTV       % with       % 2nd
FICO Score     Count        Docs      Residence        Family         Over 80%     Over 90%      Prepay      Lien
-----------------------------------------------------------------------------------------------------------------------
575 - 599        88          78.533       100             75.1618         100         100         47.647      100
-----------------------------------------------------------------------------------------------------------------------
600 - 624       215          30.605        99.3951        73.4017         100          97.6065     53.28      100
-----------------------------------------------------------------------------------------------------------------------
625 - 649       221          31.147        99.5451        68.7717         100          97.8018    51.402      100
-----------------------------------------------------------------------------------------------------------------------
650 - 674       221          19.668       100             70.7678         100          99.0462    58.888      100
-----------------------------------------------------------------------------------------------------------------------
675 - 699       171          12.286       94.8688         67.6005         100          99.3942    52.986      100
-----------------------------------------------------------------------------------------------------------------------
700 - 724       109          13.907       93.4102         70.4337         100          99.407     58.233      100
-----------------------------------------------------------------------------------------------------------------------
725 - 749        73           9.2916      86.662          54.7058        97.5361       94.4645    48.444      100
-----------------------------------------------------------------------------------------------------------------------
750 - 774        39          12.582       87.3222         51.9611         100          97.1426    55.136      100
-----------------------------------------------------------------------------------------------------------------------
775 - 799        19          41.725       81.1925         51.1831         100         100         64.805      100
-----------------------------------------------------------------------------------------------------------------------
800 - 824         3          35.745       77.9824         64.2554         100         100        100      100
-----------------------------------------------------------------------------------------------------------------------
Total:        1,159          24.387       96.5145         68.3395          99.8273     98.3521    54.295      100
-----------------------------------------------------------------------------------------------------------------------


Minimum: 579
Maximum: 816
NZ Weighted Average: 666